Other non-current assets	6 Months Ended
Jun. 30, 2022
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other non-current assets

8. Other non-current assets

Other non-current assets consist as follows:

	At June 30,	At December 31,
	2022	2021
(in Euros)	(Unaudited)
Value Added Tax (VAT)	€-	€641,215
Research and development tax credit	800,000	600,000
Total	€800,000	€1,241,215

VAT tax credit at June 30, 2022 is recorded in other current assets. (See Note 6. Prepaid expenses and other current assets.)

The research and development tax credit increased due to the increase in the utilization rate. (See Note 6. Prepaid expenses and other current assets.)

Other non-current assets - related party includes a security deposit of €3,350 paid to OSR - San Raffaele Hospital as security guarantee for the office lease contract. (See Note 13. Commitments and contingencies.)